Photo: man on chair








                         PAPP AMERICA-ABROAD FUND, INC.
                                 A NO-LOAD FUND



                                  ANNUAL REPORT
                                DECEMBER 31, 2002






                                    Managed by:
                                    L. Roy Papp & Associates,
                                    LLP
                                    6225 North 24th Street
                                    Suite 150
                                    Phoenix, AZ  85016
                                    602-956-1115
                                    800-421-4004
                                    E-mail: invest@roypapp.com
                                    Web: http://www.roypapp.com

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 PAPP AMERICA-ABROAD FUND, INC. AND THE MORGAN
                 STANLEY WORLD INDEX THROUGH DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

                                                                Since
                                    1 Year  5 Years  10 Years  Inception
Papp America-Abroad Fund            -25.02%  -4.05%   7.13%     8.03%
Morgan Stanley World Index          -21.06%  -2.84%   5.90%     5.47%

[chart data]

           (in thousands of dollars)

        Papp America-    Morgan Stanley
Year     Abroad Fund     World Index

12/6/91  10              10
1991     10.994          10.72
1992     11.811          10.158
1993     11.803          12.45
1994     12.725          13.079
1995     17.44           15.848
1996     22.262          17.985
1997     28.91           20.817
1998     35.799          25.882
1999     40.815          32.338
2000     37.296          27.792
2001     31.359          22.837
2002     23.513          18.027

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 42% of the sales of the companies in the Fund's portfolio are derived from foreign sources and 58% are derived from United States sources. The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                         PAPP AMERICA-ABROAD FUND, INC.



Dear Fellow Shareholder:

The past year was a very difficult one for multi-national companies, especially those in technology and allied businesses. Not only were the earnings weak, but the whole international situation became very fragile, led by the possibility of war with Iraq and, more recently, with the North Korean troubles. Our Fund was down 25.02% against a decline of 21.06% for the Morgan Stanley World Index, against which we compare ourselves, and down 22.10% for the Standard & Poor's 500 Stock Index. Over the longer term we have had good results. Since the Fund's inception in December 1991 we were up 135.24% compared with an advance of 80.30% for the World Index and plus 190.10% for the S&P 500. The Fund's record versus the World index is shown on the opposite page.

On the whole our drug companies did relatively well in 2002, but the electronic technology companies had a dismal experience. We have not lost faith in the actual and potential benefits of technology, because we believe it will be the leader as the twenty first century unfolds. Accordingly, we will continue to invest in the best technology companies and will not be panicked by short-term price fluctuations in their shares.

Given our basic premise of buying and holding good quality stocks that offer the probability of long-term growth, the past year has been difficult for even the long-term investor who continues to be very nervous about world conditions in general and the status of our economy in particular. Even though the events of 9/11 have not as yet been repeated, the terrorist threat continues to occupy the attention of many of our officials who have spent an enormous amount of time focusing on the problem. Financial scandals, such as those at Enron, Global Crossing, and World Com have badly shaken the investment community's faith in our business leadership. While we believe these scandals represent only a tiny minority of business, most of which is managed by people with good ethical standards, its effects continue to dampen investor morale. Add to this, the perception of insider trading (Martha Stewart), a fragile international situation, and one can understand that investors are justifiably concerned about the long-term outlook.

As investment professionals, it is our job to take the longer view and to find the best managed companies that fit within our overall investment philosophy. Stocks like Intel, Hewlett-Packard, IBM, and Microsoft have suffered in terms of both earnings and price performance, but these are of high quality and possess excellent management. We believe they will survive and prosper. Fortunately, we have avoided those companies that have been involved in financial scandals. This is, of course, what you pay us to do, and our partners and employees, all of whom own shares of this Fund either personally or through our firm's 401(K) plan, have a continuing interest in the Fund's prosperity.

                                     Best regards,

                                     /s/ L. Roy Papp

                                     L. Roy Papp, Chairman
                                     February 3, 2003

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2002

                                                                        Number              Fair
                        Common Stocks                                 of Shares             Value
-----------------------------------------------------------------     ---------         -----------
FINANCIAL SERVICES (24.9%)
   American International Group
      (Major international insurance holding company)                   58,500          $ 3,384,225
   General Electric Company
      (Diversified financial and industrial company)                   130,000            3,165,500
   State Street Corporation
      (Provider of U.S. and global securities custodial services)      201,000            7,839,000
                                                                                        -----------
                                                                                         14,388,725
                                                                                        -----------
PHARMACEUTICAL (15.3%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                    34,000            2,159,000
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                   118,000            6,679,980
                                                                                        -----------
                                                                                          8,838,980
                                                                                        -----------
MEDICAL PRODUCTS (14.1%)
   Johnson & Johnson
      (Healthcare products)                                            119,000            6,391,490
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                  38,000            1,732,800
                                                                                        -----------
                                                                                          8,124,290
                                                                                        -----------
SOFTWARE (13.9%)
    Microsoft Corporation*
       (Personal computer software)                                    155,000            8,013,500
                                                                                        -----------

INDUSTRIAL SERVICES (12.5%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                           140,600            4,590,590
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                  40,700            2,629,220
                                                                                        -----------
                                                                                          7,219,810
                                                                                        -----------
SEMICONDUCTORS & Equipment (12.0%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of
       semiconductor manufacturing systems)                             72,000              938,160
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
        and memory chips)                                              320,000            4,982,400
   Linear Technology
      (Designer of high performance analog semiconductors)              40,000            1,028,800
                                                                                        -----------
                                                                                          6,949,360
                                                                                        -----------
The description provided in parentheses of the investment is unaudited.

   *Non-income producing security

The accompanying notes are an integral part of this financial statement.


                                       4






                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2002

                                                                        Number              Fair
                        Common Stocks (continued)                     of Shares             Value
-----------------------------------------------------------------     ---------         -----------
COMPUTER EQUIPMENT (2.4%)
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and supplies)                25,000          $   434,000
   International Business Machines Corporation
     (Global provider of information technology, hardware,
     software, and services)                                            12,500              968,750
                                                                                        -----------
                                                                                          1,402,750
                                                                                        -----------

ELECTRONIC EQUIPMENT (2.0%)
   American Power Conversion *
      (Producer of uninterruptible power supply products)               18,000              272,700
   Molex, Inc.
      (Supplier of interconnection products)                            45,250              900,022
                                                                                        -----------
                                                                                          1,172,722
                                                                                        -----------

CONSUMER PRODUCTS (1.1%)
   Colgate-Palmolive Company
      (Leading manufacturer and marketer of oral care and
      other personal care products)                                     12,000              629,160
                                                                                        -----------

DISTRIBUTORS (0.7%)
    Sigma-Aldrich Corporation
      (Develops, manufactures, and distributes
      specialty chemicals)                                               8,000              389,600
                                                                                        -----------

OIL EXPLORATION AND PRODUCTION (0.4%)
   Royal Dutch Petroleum Company, PLC
     (Oil exploration and production company)                            5,000              220,100
                                                                                        -----------


TOTAL COMMON STOCKS  99.3% (COST $42,053,427)                                            57,348,997
CASH AND OTHER ASSETS                                                                       382,974
                                                                                        -----------

NET ASSETS - 100%                                                                       $57,731,971
                                                                                        ===========


The description provided in parentheses of the investment is unaudited.

   *Non-income producing security

The accompanying notes are an integral part of this financial statement.



                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002




ASSETS

Investment in securities, at fair value
  (cost $42,053,427 ) (Note 1)                                     $57,348,997
Cash                                                                   106,687
Dividends and interest receivable                                      108,382
Receivables for securities sold                                        167,905
                                                                   -----------
               Total assets                                         57,731,971
                                                                   ===========



LIABILITIES

Liabilities                                                                  -
                                                                   -----------
               Net assets                                          $57,731,971
                                                                   ===========



NET ASSETS

Paid-in capital                                                    $42,587,320
Accumulated undistributed realized loss on investments sold           (150,919)
Net unrealized appreciation on investments                          15,295,570
                                                                   -----------
    Net assets applicable to Fund shares outstanding               $57,731,971
                                                                   ===========



Fund shares outstanding                                              3,439,845
                                                                   ===========


Net Asset Value Per Share                                          $     16.78
                                                                   ===========
   (Based on 3,439,845 shares outstanding at December 31, 2002)





The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
Dividends                                                          $   765,586
Interest                                                                3,813
Foreign taxes withheld                                                  (3,380)
                                                                   -----------

Total investment income                                                766,019
                                                                   -----------

EXPENSES:
Management fee (Note 3)                                                777,766
Printing and postage fees                                               29,991
Filing fees                                                             27,037
Transfer agent fees (Note 3)                                            22,467
Auditing fees                                                           20,518
Custodial fees                                                          16,379
Legal fees                                                               8,896
Directors' attendance fees                                               7,600
Other fees                                                               2,200
                                                                   -----------

Total expenses                                                         912,854
                                                                   -----------

Net investment loss                                                   (146,835)
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Proceeds from sales of securities                                   31,667,174
Cost of securities sold                                            (31,631,724)
                                                                   -----------
    Net realized gain on investments sold                               35,450

Net change in unrealized
    appreciation on investments                                    (22,276,386)
                                                                   -----------

Net realized and unrealized
     loss on investments                                           (22,240,936)
                                                                   -----------

DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                   $(22,387,771)
                                                                   ===========



The accompanying notes are an integral part of this financial statement.


                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                        2002                2001

FROM OPERATIONS:
   Net investment loss                                            $   (146,835)       $    (331,210)
   Net realized gain on investments sold                                35,450            5,045,826
   Net change in unrealized appreciation on investments            (22,276,386)         (29,871,027)
                                                                  ------------        -------------
         Decrease in net assets resulting
          from operations                                          (22,387,771)         (25,156,411)
                                                                  ------------        -------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold - prior year              -             (186,369)
   Net realized gain on investment securities sold                           -           (5,041,893)
                                                                  ------------        -------------
          Decrease in net assets resulting from
          distributions to shareholders                                      -           (5,228,262)
                                                                  ------------        -------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                      4,169,477            8,356,808
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain
     on investment securities sold                                           -            4,728,423
   Payments for redemption of shares                               (23,364,580)         (52,001,938)
                                                                  ------------        -------------


          Decrease in net assets resulting
          from shareholder transactions                            (19,195,103)         (38,916,707)
                                                                  ------------        -------------


Total decrease in net assets                                       (41,582,874)         (69,301,380)


Net assets at beginning of the year                                 99,314,845          168,616,225
                                                                  ------------        -------------


Net assets at end of the year                                     $ 57,731,971         $ 99,314,845
                                                                  ============        =============


The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002




(1)      SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

During the year ended December 31, 2002, the Fund reclassified $186,369 from undistributed net realized gains to additional paid-in-capital to align financial reporting with tax reporting. In addition, the Fund's accumulated net investment losses that are not available deductions for tax purposes of $2,253,766 were reclassified to paid in capital.

At December 31, 2002, the capital loss carry forward for U.S. Federal income tax purposes is $150,919. This amount was incurred in 2002 and, as such, will expire December 31, 2010. The Fund may offset future capital gains with this capital loss carry forward.

(2)      DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

During the year ended December 31, 2002, the Fund designated as a capital gain distribution a portion of earnings and profits.

On June 27, 2001, a distribution was declared from net realized long-term capital gains of approximately $1.00 a share aggregating to $5,228,262. The distribution was paid on July 6, 2001, to shareholders of record on July 2, 2001.

There were no significant differences between the book basis and tax basis of distributions for the year ended December 31, 2002.


(3)      TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $22,467 in 2002, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $900 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)      PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2002, purchase and sale transactions excluding short-term investments, were $7,845,799 and $31,667,174, respectively.


(5)      CAPITAL SHARE TRANSACTIONS:

At December 31, 2002, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                              Proceeds                  Shares
                            ------------              ------------
Year ended December 31, 2002
Shares issued               $  4,169,477                  205,390
Shares redeemed              (23,360,647)              (1,202,459)
                            ------------              ------------
   Net decrease             $(19,191,170)                (997,069)
                            ============              ============

Year ended December 31, 2001
Shares issued               $  8,356,808                  335,552
Distributions reinvested       4,728,423                  201,045
Shares redeemed              (52,001,938)              (2,175,228)
                            ------------              ------------
   Net decrease             $(38,916,707)              (1,638,631)
                            ============              ============





(6) UNREALIZED APPRECIATION:

The U.S. Federal income tax basis of the Fund's investments at December 31, 2002, was $42,053,427, and net unrealized appreciation for U.S. Federal income tax purposes was $15,295,570, with gross unrealized gains on investments in which fair value exceeded cost totaled $16,589,222 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,293,652.

(7)      SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the years indicated, divided by the average number of shares outstanding during the years. The ratios are calculated using the revenues and expenses for the years, divided by the average of the daily net assets of the Fund.


                                  Year Ended December 31,
                                         2002                  2001               2000                1999              1998
                                  -------------------     ---------------    ---------------    ----------------    -------------
Net asset value, beginning
   of year                                   $ 22.38             $ 27.75            $ 35.25             $ 32.13          $ 25.98
Income from operations:
   Net investment loss                         (0.19)              (0.18)             (0.22)              (0.23)           (0.05)
   Net realized and unrealized
     (loss)/gain on investments                (5.41)              (4.19)             (2.19)               4.74             6.24
                                  -------------------     ---------------    ---------------    ----------------    -------------
         Total from operations                 (5.60)              (4.37)             (2.41)               4.51             6.19

Less distributions from:
    Net realized gains                             -              (1.00)              (5.09)              (1.39)           (0.04)
                                  -------------------     ---------------    ---------------    ----------------    -------------
         Total distributions                       -              (1.00)              (5.09)              (1.39)           (0.04)
                                  -------------------     ---------------    ---------------    ----------------    -------------
Net asset value, end of year                 $ 16.78             $ 22.38            $ 27.75             $ 35.25          $ 32.13
                                  ===================     ===============    ===============    ================    =============
         Total return                        -25.02%             -15.92%             -8.62%              14.01%           23.83%
                                  ===================     ===============    ===============    ================    =============

Ratios/Supplemental Data:
   Net assets, end of year              $ 57,731,971        $ 99,314,845      $ 168,616,225       $ 242,610,345    $ 342,814,636
   Expenses to average net
      assets                                   1.18%               1.11%              1.08%               1.07%            1.08%
    Investment income to
      average net assets                       0.98%               0.84%              0.57%               0.61%            0.82%
   Portfolio turnover rate                    10.07%               3.76%             10.78%               5.47%           24.97%

                          INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Directors of Papp America-Abroad Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp America-Abroad Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Abroad Fund, Inc. as of December 31, 2002, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP

Phoenix, Arizona

January 21, 2003

                THE FOLLOWING REPORT IS A COPY OF THE PREVIOUSLY
               ISSUED ARTHUR ANDERSEN LLP REPORT AND HAS NOT BEEN
                        REISSUED BY ARTHUR ANDERSEN LLP



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Papp America-Abroad Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp America-Abroad Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp America-Abroad Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP

Los Angeles, California
January 17, 2002

                              FACTS ABOUT THE FUND


INVESTMENT OBJECTIVE - The Fund, which commenced operations December 6, 1991, invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $613 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analysts (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 46 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.


                                       DATE FIRST                                             NUMBER OF
                                       ELECTED OR                                        PORTFOLIOS IN FUND
   NAME, POSITION(S) AND AGE AT       APPOINTED TO      PRINCIPAL OCCUPATION(S) DURING   COMPLEX OVERSEEN BY      OTHER
          JANUARY 1, 2003                 OFFICE                PAST FIVE YEARS                DIRECTOR        DIRECTORSHIPS
          ---------------                 ------                ---------------                --------        -------------


OFFICERS OF THE FUND:
Victoria S. Cavallero, CFA [44]           1991        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.
George D. Clark, Jr., CFA [63]            1991        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.
Jeffrey N. Edwards, CFA [44]              1991        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.
Julie A. Hein, [40]                       1991        Partner, L. Roy Papp &                     NA                 NA
Vice President and                                    Associates, LLP.
Assistant Treasurer
Jane E. Couperus, CFA [33]                2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997.
John L. Stull, CFA [38]                   2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997 and Financial Analyst,
                                                      Finova Capital Group.
Russell A. Biehl, [39]                    2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1998 and Portfolio Manager,
                                                      Harris Trust Bank.

                                       16


                                                                                              NUMBER OF
                                   DATE FIRST ELECTED                                    PORTFOLIOS IN FUND
   NAME, POSITION(S) AND AGE AT     OR APPOINTED TO     PRINCIPAL OCCUPATION(S) DURING   COMPLEX OVERSEEN BY      OTHER
          JANUARY 1, 2003                 OFFICE                 PAST FIVE YEARS                DIRECTOR        DIRECTORSHIPS
          ---------------                 ------                ---------------                --------        -------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:
L. Roy Papp,* [75]                       1991         Partner, L. Roy Papp &                    Five              None
Chairman and Director                                 Associates, LLP.
Harry A. Papp, CFA *+  [48]              1991         Partner, L. Roy Papp &                    Five              None
President and Director                                Associates, LLP.
Robert L. Mueller,* [74]                 1991         Partner, L. Roy Papp &                    Five              None
Vice President, Secretary and                         Associates, LLP.
Director
Rosellen C. Papp, CFA *+  [48]           1991         Partner, L. Roy Papp &                    Five              None
Vice President, Treasurer and                         Associates, LLP.
Director
Bruce C. Williams, CFA * [49]            1991         Partner, L. Roy Papp &                    Five              None
Vice President and Director                           Associates, LLP.
DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
James K. Ballinger, [51]                 1991         Director, Phoenix Art Museum              Five              None
Director
Amy S. Clague, [68]                      1991         Private investor since 2000;              Five              None
Director                                              prior thereto, Partner, Boyd and
                                                      Clague, bookkeeping services.



--------

* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+    Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the
     daughter-in-law of L. Roy Papp.
--------



         The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020.

         The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

         This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund